UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 16, 2026, Strategy Inc (the "Company"), Michael Saylor, the Company's Chairman of the Board of Directors and Executive Chairman, Phong Le, the Company's President and Chief Executive Officer, each posted to their respective X account regarding the Company’s 2026 Special Meeting of Shareholders (the "Special Meeting") and certain of the proposals to be presented for shareholder consideration. Copies of such posts are set forth below as Annex A.

Also on October 16, 2026, Chaitanya Jain, the Company's Director, Investors Relations, reposted a video to his X account relating to, in part, the Special Meeting. Excerpts from the transcript of the video reposted by Mr. Jain on his X account pertaining to the Special Meeting and certain proposals to be presented for shareholder consideration are set forth in Annex B. The Company has included certain clarifications and corrections to statements made in the video. These clarifications and corrections are identified in the transcript by bracketed annotations labeled “[Company Note: ...]”.

Annex A

Michael Saylor reposted

xStocks @xStocksFi

Daily dividends are coming to $STRCx.

Pending shareholder approval, $STRCx will rebase daily from November, with dividends accruing automatically to your balance.

Rate markets are live on @Pendle_fi and @ExponentFinance.

xStocks
Strategy Declares Conditional Daily Dividends on STRC
Market cap
$STRCx
$156M
Strategy
xStocks represent economic exposure only — not direct ownership. Not available to U.S. persons or in all jurisdictions. Capital at risk. Geo restrictions apply.

> **Strategy** @Strategy · 6h
>
> Strategy has conditionally declared daily dividends on $STRC for November 1–30, 2026, maintaining the 12.00% annual dividend rate. The declaration is subject to shareholder approval of the daily dividend amendment on October 28. strategy.com/press/strategy...
>
> Show this thread

9:10 AM · Oct 16, 2026 · **40.4K** Views

28 26 300 14

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Post

Phong Le reposted

xStocks @xStocksFi

Daily dividends are coming to $STRCx.

Pending shareholder approval, $STRCx will rebase daily from November, with dividends accruing automatically to your balance.

Rate markets are live on @Pendle_fi and @ExponentFinance.

xStocks
by PAYWARD
Strategy Declares Conditional Daily Dividends on STRC
Market cap
$STRCx
$156M
Strategy
xStocks represent economic exposure only — not direct ownership. Not available to U.S. persons or in all jurisdictions. Capital at risk. Geo restrictions apply.

Strategy @Strategy · 8h

Strategy has conditionally declared daily dividends on $STRC for November 1–30, 2026, maintaining the 12.00% annual dividend rate. The declaration is subject to shareholder approval of the daily dividend amendment on October 28. strategy.com/press/strategy...

9:10 AM · Oct 16, 2026 · **42.1K** Views

28 29 317 17

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View quotes

Annex B

Meet Stretch. STRC. Strategy's variable rate preferred stock. For October 2026, 12% annualized paid twice a month. From November 1st, 2026, Strategy proposes dividends accruing every calendar day, paid the next business day if approved and adopted. [Company Note: The proposed daily dividend schedule for STRC is subject to stockholder approval at the Company's 2026 Special Meeting of Stockholders and the filing and effectiveness of the amended and restated certificate of designations governing STRC by 12:01 a.m., Eastern time, on November 1, 2026. If these conditions are satisfied, beginning November 1, 2026, each calendar day would be a dividend record date, with any declared dividends payable on the next business day.]

***

Explore the current terms, risks, and proposed daily schedule at strategy.com.

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2026 Special Meeting of Stockholders (the “Special Meeting”). On October 5, 2026, the Company began mailing the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC's website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com).

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of the Company’s named executive officers and its non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Executive Officers” in the definitive proxy statement for the Special Meeting filed with the SEC on October 5, 2026, available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed changes to the terms of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock, and 10.00% Series A Perpetual Stride Preferred Stock and related potential benefits or impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.